AQR FUNDS

Supplement dated January 14, 2021 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated May 1, 2020, as amended

(each, a “Summary Prospectus” and together, the “Summary Prospectuses”),

of the AQR Global Macro Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective March 31, 2021, the section of the Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	April 8, 2014	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	April 8, 2014	Principal of the Adviser
Michael Katz, Ph.D., A.M.	April 8, 2014	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
Ashwin Thapar	March 31, 2021	Principal of the Adviser
Jonathan Fader	March 31, 2021	Managing Director of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE